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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 2, 2000


             ------------------------------------------------------

                                    CRAY INC.
             (Exact name of registrant as specified in its charter)

             ------------------------------------------------------


           Washington                 0-26820                 93-0962605
(State or other jurisdiction of    (Commission            (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)

                        411 First Avenue South, Suite 600
                             Seattle, WA 98104-2860
                    (Address of principal executive offices)



Registrant's telephone number, including area code:              (206) 701-2000
Registrant's facsimile number, including area code:              (206) 701-2500


                       Former Name: Tera Computer Company
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OF ASSETS


        Cray Inc., formerly Tera Computer Company (the "Company"), has acquired certain assets of the Cray Research business unit operations from Silicon Graphics, Inc. ("SGI"). The tangible assets and operations acquired consists primarily of three buildings and associated real property, inventory, furniture, fixtures and equipment and collateral records and materials. In addition the Company acquired certain related intellectual property rights, including patents, know-how, trademarks and trade names, licenses to other patents and know-how and rights under certain contracts and causes of action. The Company assumed certain liabilities related to the assets acquired, including obligations under certain contracts, certain employment and benefit obligations and certain product liability claims. SGI has retained service contracts related to Cray products until the contracts terminate or are assigned to the Company. The Company has agreed to perform the obligations under these services contracts in return for monthly fees from SGI. The Company did not acquire any cash or trade receivables and did not assume any trade payables or indebtedness.

        The Company intends to continue to offer and support the Cray business unit's supercomputer products, to continue its current product development programs and to integrate these operations with the Company's current supercomputer operations.

        The Company paid to SGI $15,000,000 in cash, issued 1,000,000 shares of Common Stock and issued a nine-month non-interest bearing promissory note in the amount of $36,318,000. The amount of the note is subject to post-closing adjustment based upon an audit of the closing balance sheet. The cash paid at closing was funded from the Company's available cash balances. The Company expects to pay the promissory note from funds generated from business operations. The amount of consideration paid in this acquisition was determined in arms-length negotiations between the Company and SGI.

        The closing documents were signed on April 2, 2000, with SGI responsible for all operations of the Cray Research business unit through March 31, 2000 and the Company responsible for all operations commencing April 1, 2000. The Company will record the acquisition as of April 1, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)     Financial Statements of Business Acquired.

        The Company will file the financial statements of the business acquired with the Securities and Exchange Commission on or before June 16, 2000.

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(b)     Pro Forma Financial Information.

        The Company will file the pro forma financial information with the Commission on or before June 16, 2000.

(c)     Exhibits.

        2.1 Asset Purchase Agreement between SGI and the Company, dated as of March 1, 2000

        2.2 Amendment No. 1 to the Asset Purchase Agreement, dated of March 31, 2000



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TERA COMPUTER COMPANY


                                            By: /s/ KENNETH W. JOHNSON
                                               ---------------------------------
                                                    Kenneth W. Johnson
                                                    Vice President - Finance
April 17, 2000


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EXHIBIT INDEX


Exhibits.
---------

        2.1 Asset Purchase Agreement between SGI and the Company, dated as of March 1, 2000

        2.2 Amendment No. 1 to the Asset Purchase Agreement, dated of March 31, 2000

        The following exhibits to the Asset Purchase Agreement have been omitted and will be provided to the Commission upon request:

          Exhibit A:  Form of Promissory Note
          Exhibit B:  Form of Technology Agreement
          Exhibit C:  Form of Transition Services Agreement
          Exhibit D:  Form of Services Contract Agreement
          Exhibit E:  Form of Registration Rights Agreement,



        The following schedules to the Asset Purchase Agreement have been omitted and will be provided to the Commission upon request:


           Schedule 2.1(a)   --  Real Estate
           Schedule 2.1(b)   --  FF&E
           Schedule 2.1(e)   --  Contracts
           Schedule 2.1(j)   --  Causes of Action
           Schedule 2.2(h)   --  Other Excluded Assets
           Schedule 3.3      --  Allocation of Purchase Price
           Schedule 4.1      --  Adjustments to Current Balance Sheet Categories
           Schedule 6.1      --  List of Offered Employees
           Schedule 6.3      --  Severance Benefits (Buyer)
           Schedule 10.2     --  Qualification to do Business Jurisdictions
           Schedule 10.5     --  Conflicting Agreements
           Schedule 10.6     --  Seller's Consents and Approvals
           Schedule 10.7     --  Actions, Suits and Proceedings
           Schedule 10.8     --  Material Violations
           Schedule 10.9     --  Environmental Matters
           Schedule 10.10    --  Employees
           Schedule 10.11    --  Employee Benefit Plans
           Schedule 10.14    --  Licenses and Permits
           Schedule 10.17    --  Status of Contracts
           Schedule 10.19    --  Changes or Events


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           Schedule 11.5     --  Buyer's Consents


           The following schedules to the Technology Agreement have been omitted and will be provided to the Commission upon request:

           Schedule A        --  Assigned Patent Matters
           Schedule B        --  Licensed Patent Matters
           Schedule C        --  Non-Patent Intellectual Property Rights in CHVP
                                 Assigned to Purchaser
           Schedule D        --  Non-Patent Intellectual Property Rights in
                                 CHMPP Licensed to Purchaser
           Schedule E        --  Non-Patent Intellectual Property Rights in SV2
                                 Assigned to Purchaser
           Schedule F        --  Non-Patent Intellectual Property Rights in
                                 SV2/Non-Exclusive Development License
           Schedule G        --  Software and Documentation
           Schedule H        --  UNICOS
           Schedule I        --  IRIX
           Schedule J        --  Third Party Contracts
           Schedule K        --  Trademarks
           Schedule L        --  Excluded SGI Technology from SV2 License
           Schedule M        --  Confidentiality Provisions


           The following schedules to the Transition Services Agreement have been omitted and will be provided to the Commission upon request:

           Schedule A        --  Services Provided to Cray Inc.
           Schedule B        --  Services Provided to SGI


           The following schedules to the Services Contract Agreement have been omitted and will be provided to the Commission upon request:

           Schedule A        -- Services Contracts


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